9. Income Taxes: Schedule of Components of the net deferred tax asset (Tables)	12 Months Ended
Dec. 31, 2019
Tables/Schedules
Schedule of Components of the net deferred tax asset

	2019 $	2018 $	2017 $

Loss Before Taxes	(1,702,424)	(558,974)	(931,290)
Statutory rate	21%	21%	34%

Computed expected tax recovery	(357,509)	(117,384)	(316,639)
Non-deductible expenses	51,044	7,946	44,968
Change in tax rates	-	1,511,910	-
Change in valuation allowance	306,465	(1,402,472)	271,671

Income tax expense	-	-	-